File Pursuant to Rule 497(c)

File number 002-91369

GE INVESTMENTS FUNDS, INC.

Supplement Dated September 17, 2003

To Prospectus Dated May 1, 2003

Effective July 31, 2003, Richard Meisenberg resigned from the investment advisory committee of Palisade Capital Management, L.L.C., which is subadviser to Small-Cap Value Equity Fund. To reflect his resignation, the first sentence in the second paragraph on page 56 of the Prospectus is amended and replaced with the following language:

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman.

Effective September, 2003, Christopher D. Brown will replace David B. Carlson in managing the domestic equity portion of Total Return Fund. As a result, the following paragraph will be inserted into the first column after the first paragraph on page 54 of the Prospectus:

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages the domestic equity portion of Total Return Fund. He has served in this capacity since September, 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

In addition, the paragraph describing David B. Carlson on page 54 of the Prospectus which was supplemented on June 6, 2003, is deleted in its entirety and will be replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management and leads a team of portfolio managers for the U.S. Equity Fund and has served in that capacity since September, 2003. Mr. Carlson also serves as portfolio manager for the Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

GE INVESTMENTS FUNDS, INC.

Supplement Dated September 17, 2003

To Prospectus Dated May 1, 2003

Effective September, 2003, Christopher D. Brown will replace David B. Carlson in managing the domestic equity portion of Total Return Fund. As a result, the first paragraph in the first column on page 18 of the Prospectus, which describes David B. Carlson, is deleted in its entirety and replaced with the following paragraph:

Christopher D. Brown is a Senior Vice President of GE Asset Management and portfolio manager for the domestic equity portion of the Total Return Fund. He has served in this capacity since September, 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

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